UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 3, 2012 (May 3, 2012)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Contribution of Retail Propane Business

The following financial information is being provided in connection with Inergy, L.P.’s (the “Partnership”) previously announced transaction with Suburban Propane Partners, L.P. as described in Inergy’s Current Report on Form 8-K filed on April 26, 2012.

(A) Inergy Pro Forma Financial Information

Exhibit 99.1 to this Current Report on Form 8-K presents the following unaudited pro forma financial information for the Partnership, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma consolidated balance sheet as of March 31, 2012;

•	Unaudited pro forma consolidated statement of operations for the six months ended March 31, 2012;

•	Unaudited pro forma consolidated statement of operations for the year ended September 30, 2011; and

•	Notes to unaudited form pro forma information.

(B) Inergy Propane, LLC Financial Statements

Exhibit 99.2 to this Current Report on Form 8-K presents the following audited consolidated financial statements for Inergy Propane, LLC:

•	Consolidated balance sheets as of September 30, 2011 and 2010;

•	Consolidated statements of operations for each of the three years in the period ended September 30, 2011;

•	Consolidated statements of member’s equity for each of the three years in the period ended September 30, 2011;

•	Consolidated statements of cash flows for each of the three years in the period ended September 30, 2011; and

•	Notes to consolidated financial statements.

Exhibit 99.2 to this Current Report on Form 8-K also presents the following consolidated financial statements for Inergy Propane, LLC:

•	Consolidated balance sheets as of March 31, 2012 (unaudited) and September 30, 2011;

•	Unaudited consolidated statements of operations for the six months ended March 31, 2012 and 2011;

•	Unaudited consolidated statements of member’s equity for the six months ended March 31, 2012;

•	Unaudited consolidated statements of cash flows for the six months ended March 31, 2012 and 2011; and

•	Notes to consolidated financial statements.

Computation of Ratio of Earnings to Fixed Charges

A copy of the Partnership’s Computation of Ratio of Earnings to Fixed Charges is filed as Exhibit 12.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

99.1	Unaudited Pro Forma Financial Information for the Partnership.

99.2	Audited Consolidated Financial Statements (including the notes thereto) of Inergy Propane, LLC for the year ended September 30, 2011, 2010 and 2009 and the Unaudited Consolidated Financial Statements of Inergy Propane, LLC as of March 31, 2012 and for the six months ended March 31, 2012 and 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

By: INERGY GP, LLC, its General Partner

Date: May 3, 2012	By: /s/ Laura L. Ozenberger
Laura L. Ozenberger
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

99.1	Unaudited Pro Forma Financial Information for the Partnership.

99.2	Audited Consolidated Financial Statements (including the notes thereto) of Inergy Propane, LLC for the year ended September 30, 2011, 2010 and 2009 and the Unaudited Consolidated Financial Statements of Inergy Propane, LLC as of March 31, 2012 and for the six months ended March 31, 2012 and 2011.

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